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                                                    Exhibit 23.4


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports on Syntroleum Corporation (and to all references to our Firm) included in or made a part of this Form S-4 registration statement, as amended, filed by SLH Corporation on June 5, 1998.


                                  /s/ ARTHUR ANDERSEN LLP

                                  ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
June 5, 1998